Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

JOJO	ATAC Credit Rotation ETF
RORO	ATAC US Rotation ETF
Each listed on NYSE Arca, Inc.

LOLO	ATAC Equity Leverage Rotation ETF
(not currently available for purchase)

(each, a “Fund,” together, the “Funds”)

April 22, 2025

Supplement to the Prospectus and

Statement of Additional Information (“SAI”),

each dated December 20, 2024

Effective immediately, the Prospectus and SAI are revised to clarify that the ATAC Credit Rotation ETF pays dividends and interest income, if any, at least monthly, and the ATAC US Rotation ETF and ATAC Equity Leverage Rotation ETF each pay dividends and interest income, if any, at least quarterly. The Funds pay capital gains distributions at least annually.

Please retain this Supplement for future reference